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                                                                  Exhibit 99.1

   FREQUENTLY ASKED QUESTIONS AND THEIR ANSWERS REGARDING PRESIDENT CASINOS
                           DISTRIBUTION/LIQUIDATION

1.       WHY IS PRESIDENT CASINOS, INC. IN LIQUIDATION?
         President Casinos, Inc. ("PCI") is in liquidation in order to pay the claims of its creditors and to distribute any remaining assets to PCI shareholders.

2.       WHY IS PRESIDENT CASINOS, INC. DISTRIBUTING ITS ASSETS?
         PCI submitted a plan of liquidation to the Court on August 27, 2008 (the "Plan"). The Court confirmed the Plan on November 25, 2008. Under the Plan, the goal of the liquidation is to pay the claims of PCI's creditors, to pay expenses of the liquidation and to establish a liquidation trust (the "Liquidation Trust") to distribute cash to the eligible shareholders of PCI. Henry Gusky, Esq. has been identified as the Trustee of the Liquidation Trust. The Liquidation Trustee has hired Computershare to handle distributions to shareholders.

3.       WHAT WILL HAPPEN TO PRESIDENT CASINOS, INC. AFTER ITS ASSETS ARE
         DISTRIBUTED?
         PCI will cease operations and will dissolve following the payment of its creditors and the transfer of any remaining assets to the Liquidation Trust.

4. WHAT HAPPENS IF A SHAREHOLDER CHANGES HIS/HER MAILING ADDRESS BEFORE THE DISTRIBUTION HAS BEEN MADE? WHO SHOULD BE NOTIFIED OF ANY SUCH CHANGE?
         You can change your address in one of the following ways:

         *        Send a letter with the new address information to:
                  President Casinos, Inc. c/o Computershare
                  P.O. Box 43078
                  Providence, RI 02940-3078

         * Call 1-800-969-3386 and a customer service representative will be able to assist you.

5. DO I NEED TO DO ANYTHING, LIKE FILE A "CLAIM", TO BE ELIGIBLE FOR THE DISTRIBUTION?
         No, you do not have to file a claim. Eligible shareholders are a matter of record and the Court will act to ensure that all eligible shareholders receive their rightful share of the distribution.

6. WHAT WILL I RECEIVE FROM THE LIQUIDATION TRUST? HOW MUCH MONEY WILL I RECEIVE IN THE DISTRIBUTION? HOW WILL MY DISTRIBUTION BE CALCULATED? You will receive a check from the Liquidation Trust in an amount equal to your pro rata share of the available assets in the Liquidation Trust.

         The amount of funds available for distribution to shareholders will depend on a variety of factors, including but not limited to the size of the recovery, if any, that PCI obtains in certain litigation against Columbia Sussex Corporation. The funds will be distributed pro rata to each shareholder. In other words, each shareholder will receive a distribution in an amount equal to the proportion that such shareholder's shares bear to the aggregate amount of outstanding shares in PCI:

                             Total No. of Shares Held by You                Funds
         AMOUNT OF       -----------------------------------------     X    Available for
         DISTRIBUTION        Total No. of Outstanding Shares                Distribution
                                     (5,428,760)

         If a distribution to a particular shareholder equals $25 or less, no distribution will be made to such shareholder. At this time, PCI and the Liquidation Trustee cannot predict with any degree of accuracy the amount of funds, if any that will be available for distribution to shareholders.

7.       WHAT IS THE EFFECTIVE DATE? WHY WAS THIS DATE CHOSEN?
         The Effective Date is December 8, 2008. This date was chosen because it is the first business day following the date upon which the order confirming the Plan became a final order and all other conditions precedent to the occurrence of the Effective Date were satisfied or waived by PCI.

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8.       CAN I TRANSFER MY SHARES AFTER THE EFFECTIVE DATE?
         On the Effective Date, all trading in shares of PCI will cease and the equity transfer registers will be closed. The Liquidation Trustee shall have no obligation to recognize any transfer of shares occurring after the Effective Date and shall be entitled instead to recognize and deal for all purposes with only those record holders stated on the equity transfer registers as of the close of business on the Effective Date.

         As a shareholder, your interest in the Liquidation Trust is not negotiable and is transferable after written notice to the Liquidation Trustee only: (a) pursuant to applicable laws of descent
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         and distribution (in the case of a deceased individual shareholder), or (b) by operation of law.

9.       WHEN IS THE FIRST DISTRIBUTION?
         The first distribution to shareholders will occur on the "Initial Distribution Date," which is the first business day, or as soon thereafter as is reasonably practicable, following the ultimate conclusion, by final order or settlement, of the litigation against Columbia Sussex Corporation and the receipt of the recovery proceeds, if any, by the Liquidation Trustee. At this time, PCI and the Liquidation Trustee cannot predict with any certainty when the Initial Distribution Date will occur. It may be several years before the conditions precedent to the occurrence of the Initial Distribution Date are satisfied.

10.      WILL THERE BE MORE THAN ONE DISTRIBUTION?
         Possibly, whether any distributions are made or required to be made following the initial distribution will depend on a variety of factors, including but not limited to the amount of funds available for such a distribution.

11.      WHERE IS THE MONEY COMING FROM TO DISTRIBUTE TO ME?
         All distributions to shareholders will come from the Liquidation Trust. The Liquidation Trust will be funded in two ways.

         First, any assets of PCI remaining after PCI's payment of all Allowed Administrative Expense Claims, Allowed Priority Tax Claims, Allowed Claims in Classes 1, 2 and 3, and Allowed Claims in Class 5 (to the extent that Class 5 Claims are not satisfied pursuant to the plans confirmed by subsidiaries of PCI), and reservation of amounts to fund the Administrative Reserve and the Disputed Claims Reserve, will be transferred to the Liquidation Trust for the benefit of PCI shareholders. Second, a portion of any sums or other property, if any, awarded to or recovered by PCI, President Riverboat Casino-Missouri, Inc. (a subsidiary of PCI) or the Liquidation Trustee, as successor to PCI, in the litigation against Columbia Sussex Corporation and certain other litigation will be transferred to the Liquidation Trust for the benefit of shareholders.

12.      CAN I CHOOSE NOT TO ACCEPT THE DISTRIBUTION?
         Yes. Under the Liquidation Trust Agreement, the Liquidation Trustee is authorized to reallocate and use any unclaimed distributions in accordance with the provisions of the Plan and Liquidation Trust Agreement.

13.      WILL THE DISTRIBUTION BE SUBJECT TO BACKUP WITHHOLDING?
         Yes, all distributions to shareholders under the Plan are subject to any applicable withholding. Backup withholding generally applies if the holder (a) fails to furnish its social security number or other taxpayer identification number ("TIN"), (b) furnishes an incorrect TIN, (c) fails to properly report interest or dividends, or (d) under certain circumstances, fails to provide a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that it is not subject to backup withholding.

14. DO I HAVE TO PROVIDE YOU WITH MY TAX IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER)?
         You may provide us with your tax identification number.

15. WILL I RECEIVE AN IRS FORM 1099 OR OTHER INFORMATION REPORT WITH RESPECT TO THE DISTRIBUTION?
         Yes, PCI is required to report all distributions of $600 or more in a calendar year to the IRS. Assuming your distribution meets this reporting requirement, you will receive an IRS Form 1099 DIV that reports the amount of your taxable liquidating distribution. A copy of such Form 1099 DIV will also be sent to the IRS.

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